UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21511

Lazard Global Total Return and Income Fund, Inc.

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices) (Zip code)

Mark R. Anderson, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 632-6000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/22

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Global Total Return
and Income Fund, Inc.

Annual Report

December 31, 2022

Lazard Global Total Return and Income Fund, Inc.

Managed Distribution Policy

(unaudited)

Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), the Fund’s Board of Directors (the “Board”) has adopted a Managed Distribution Policy to distribute to its stockholders a periodic, level distribution as frequently as monthly, based on a fixed amount per share, a fixed percentage of market price or a fixed percentage of the Fund’s net asset value per common share. Pursuant to the Managed Distribution Policy, the Fund currently distributes a monthly distribution on its common stock equal to, on an annualized basis, 7.0% of the Fund’s net asset value per share as of the close of markets on the last business day of the previous calendar year. The 2023 monthly distribution rate pursuant to the Managed Distribution Policy is set at $0.09339 per share.

The Fund intends to distribute all available investment income to its stockholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) to fund distributions is not earned on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to Stockholders in order to maintain monthly distributions at the rate set forth above. The Fund may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

You should not draw any conclusions about the Fund’s investment performance from the amount of its monthly distributions or from the terms of the Managed Distribution Policy. The Fund’s total return performance is presented in the financial highlights included in this report.

The Managed Distribution Policy provides that the Board may amend or terminate the Managed Distribution Policy at any time without prior notice to Fund stockholders, including, for example, in response to changes in market conditions, interest rates and/or currency exchange rates or regulatory requirements. The amendment or termination of the Managed Distribution Policy could have the effect of creating a market trading discount (if the Fund’s common stock is trading at or above its net asset value) or widening an existing trading discount.

Lazard Global Total Return and Income Fund, Inc.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview

(unaudited)

Dear Stockholders,

We are pleased to present this report for Lazard Global Total Return and Income Fund, Inc. (“LGI” or the “Fund”) for the year ended December 31, 2022. LGI is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

We believe that the Fund has provided investors with an attractive distribution rate and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of December 31, 2022)

For the year ended December 31, 2022, the Fund returned -18.2% on a net asset value (“NAV”) basis, outperforming the -18.4% return of its benchmark, a linked index comprised of the MSCI World® Index, from inception through August 31, 2016, and the MSCI All Country World® Index (the “MSCI ACWI”) for all periods after August 31, 2016 (the “MSCI World/ACWI Linked Index”). The Fund’s three-year and the five-year NAV performance for the periods ended December 31, 2022 also outperformed the benchmark. However, due to weaker performance during the years 2013 through 2015, the Fund’s NAV performance for the ten-year period ended December 31, 2022 of 7.2% underperformed the benchmark return of 8.5%. The since inception annualized NAV return through December 31, 2022 was 6.7%, matching the return for the MSCI World/ACWI Linked Index for the same period. Shares of LGI ended 2022 with a market price of $14.64, representing an 8.6% discount to the Fund’s NAV per share of $16.01.

The Fund’s net assets were $208.3 million as of December 31, 2022, with total leveraged assets, which are net assets plus line of credit outstanding and net notional value of forward currency contracts, of $294.3 million, representing a 29.2% leverage rate. This leverage rate was higher than that at the end of 2021, and below the maximum permitted leverage rate of 33⅓%.

As further discussed below, the Fund’s investments are allocated between a global equity portfolio and an emerging markets currency and debt portfolio.

Within the Fund’s global equity portfolio, stock selection in the consumer discretionary and information technology sectors, and within the US and the Netherlands, contributed positively to performance in 2022. A higher-than-benchmark exposure to the consumer staples and industrials sectors and a

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

(unaudited)

lower-than-benchmark exposure to the information technology sector also added value during the year. Conversely, stock selection in the health care and financials sectors and within the UK and Asian emerging markets detracted from performance as did security selection within Continental Europe and Japan. Furthermore, a higher-than-benchmark exposure to the consumer discretionary sector and lower-than-benchmark exposure to the energy sector detracted from returns.

The smaller, short duration1 emerging markets currency and debt portion of the Fund (the emerging markets currency and debt portfolio) rebounded from prior weakness at the end of the year and was a modest positive contributor to performance for 2022.

As of December 31, 2022, 69.8% of the Fund’s total leveraged assets consisted of global equities, 27.4% consisted of emerging markets currency and debt instruments, and 2.8% consisted of cash and other assets.

Declaration of Distributions

Pursuant to LGI’s Managed Distribution Policy, the Fund declares a monthly distribution equal to 7.0% (on an annualized basis) of the Fund’s published NAV per share on the last business day of the previous year. This published NAV per share may differ from the NAV per share as of year-end shown elsewhere in this shareholder report, generally as the result of post year-end accounting and tax adjustments to the published NAV per share. Throughout 2022, the Fund’s monthly distribution rate per share was $0.12473, representing a distribution rate of 7.0% based on the Fund’s market price of $21.38 as of the close of trading on the NYSE on December 31, 2021. There was no return of capital included in the total $1.49676 per share distributed in 2022. The 2023 monthly distribution rate pursuant to the Managed Distribution Policy is set at $0.09339, representing a distribution rate of 7.0% based on the Fund’s year-end NAV of $16.01.

Additional Information

Please note that available on www.lazardassetmanagement.com are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices regarding the composition of monthly (and any additional) distributions required by Section 19(a) of the Investment Company Act of 1940, as amended. You may also reach Lazard by phone at 1-800-823-6300.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

(unaudited)

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return and Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

Global Equity Portfolio

(69.8% of total leveraged assets)

The Fund’s global equity portfolio is invested in approximately 60 to 80 US and non-US listed equity securities of companies (including those in emerging markets) with market capitalizations greater than $2 billion. Examples include Microsoft, a US-based multinational technology company; Alphabet, an American multinational technology conglomerate holding company; and Thermo Fisher Scientific, an American supplier of scientific instrumentation, reagents and consumables, and software services.

The companies held in the global equity portfolio are based in developed and emerging market regions around the world. As of December 31, 2022, 59.9% of the Global Equity Portfolio’s stocks were based in North America, 21.4% were based in continental Europe (not including the United Kingdom), 6.8% were based in the United Kingdom, 7.4% were based in Asia (not including Japan) and Australia, and 4.5% were based in Japan.

The global equity portfolio is similarly invested across a number of industry sectors. The top two sectors, by relative weightings, as of December 31, 2022, were information technology (19.5% of the portfolio), which includes companies that produce software, hardware or semiconductor equipment, or companies that provide internet or related services; and industrials (17.3% of the portfolio), which includes commercial equipment and services, transportation, distribution operations, construction and farming machinery, airlines, railroads, and waste management companies. Other sectors in the portfolio included financials, consumer discretionary, consumer staples, health care, communication services and materials. The average dividend yield on the securities held in the global equity portfolio was approximately 1.5% as of December 31, 2022.

Global Equity Markets Review

A multi-year rally in global equity markets that was fueled by a low-interest rate environment ended in 2022, sending stock prices plummeting amid concerns about soaring inflation and the response of central banks to contain it.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

(unaudited)

Financial markets found themselves mired in uncertainty throughout the year. The renormalization of the global economy as pandemic-driven restrictions loosened was uneven, and supply chain bottlenecks and a European energy crisis triggered by Russia’s invasion of Ukraine combined to produce the worst inflation in decades. As a result, central banks abandoned their ultra-low interest rate policies and pivoted to monetary tightening policies. Markets were intently focused on the US Federal Reserve (the “Fed”), the world’s most influential central bank, as it pursued an aggressive rate-hiking campaign starting in March that would ultimately result in seven increases to its short-term interest rate during 2022, ending at its highest level in 15 years. Markets were volatile throughout most of 2022 as investors attempted to predict the path of the Fed’s interest rate policy, with stocks coming under increasing pressure when it became clear that the Fed, through its pronouncements and its actions, was determined to rein in soaring price growth even if it meant tipping the US economy into a recession. The steady drumbeat of rate hikes from the Fed led to a sell-off in the US government bond market in 2022, driving up the yield on the benchmark 10-year US Treasury note by 237 basis points, the largest yearly climb since at least 1953. The 10-year Treasury bond yield ended the year at 3.9%, which put significant pressure on stocks by undercutting their appeal.

The Fed’s actions were part of a larger wave of monetary tightening prescribed by at least 40 central banks around the world during the year. In Europe, where the protracted Russia-Ukraine conflict led to soaring energy prices that resulted in rampant inflation, the European Central Bank (ECB) raised its benchmark rate four times while the Bank of England (BoE) did so eight times.

Encouraging data during the last three months of 2022 suggesting that worldwide inflation may finally have peaked sparked a two-month rally in global stock markets starting in October on hopes that central banks would soon tap the brakes on their rate-hiking campaigns. These hopes were dashed in December when the Fed affirmed its hawkish stance, despite downshifting to a 50-basis point rate hike after four consecutive 75-basis point hikes in earlier months. The Fed’s warning was quickly echoed by the ECB and the BoE after they implemented their own 50-basis point rate increases. The warning from these major central banks that they were committed to crushing stubbornly high inflation at a time when economies were already slowing or in recession unnerved investors and drove global stock markets downward in December. Notably, even the Bank of Japan, one of the last remaining holdouts among major central banks, moved to let a benchmark interest rate rise, a small but significant move suggesting that Japan’s central bank might be moving away from its dovish stance amid increasing domestic price pressure.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

(unaudited)

Against this backdrop, global equity markets, as measured by the MSCI All Country World Index, recorded its worst annual performance since 2008. The index fell 18.4%, losing about one-fifth of its value in 2022, the equivalent of US$18 trillion. The MSCI World Index, which measures developed markets, receded 18.2% while the MSCI Emerging Markets Index fell 20.1%. Notably, the S&P 500 Index—the bellwether of the US stock market—ended the year down 18.1%, also its worst yearly performance since 2008, having lost about US$8.2 trillion in value.

Within the MSCI All Country World Index, energy was the best-performing sector in the 12-month period, as shares of energy companies surged on bullish sentiment about the demand outlook for oil. Communication services was the worst-performing sector, as rising interest rates led investors to sell off technology stocks with high valuations and low dividend payments.

What Helped and What Hurt LGI

Stock selection in the information technology sector contributed to relative performance. Motorola Solutions, a leader in mission-critical communication devices, systems, and services for public safety and commercial verticals, saw its stock price climb on broad-based strength in earnings that grew sequentially and year over year. The results highlighted the resilience of Motorola’s base products and its ability to sell add-on products, despite incremental costs to acquire components, such as semiconductors, caused by supply chain issues. Stock selection in the consumer discretionary sector boosted relative performance. The rise in the stock price of US-based discount retailer Dollar General was attributed to consumers’ “trading down” to lower price points in an inflationary environment.

In contrast, lack of exposure to the energy sector detracted from relative performance. Stock selection in the healthcare sector also detracted from performance. The fall in the stock price of US-based animal health company Zoetis was attributed to foreign exchange headwinds and supply chain constraints.

Emerging Markets Currency and Debt Portfolio

(27.4% of total leveraged assets)

The Fund also seeks income through investing in primarily high yielding, short-duration emerging markets forward currency contracts and local currency debt instruments. As of December 31, 2022, this portfolio consisted of forward currency contracts (75.8%) and sovereign debt obligations (24.2%). The average duration of the emerging markets currency and debt portfolio as of December 31, 2022 was approximately 12 months.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

(unaudited)

Emerging Markets Currency and Debt Markets Review

Emerging local currency and debt Markets had a turbulent 2022, due to events including Russia’s invasion of Ukraine, consequent sanctions, especially from Europe and the US, and an aggressively hawkish Fed trying to combat sharply rising inflation. For most of the year, currency markets were focused on the inflation trajectory in the US and the Fed’s response to it. As inflation began to decline, and even come in below expectations towards the latter part of 2022, the terminal Fed funds rate expectation reached 5% for June 2023, while retaining expectations for 1-2 interest rate cuts in the latter half of the year.

US 10-year Treasury yields rose 237 basis points to finish 2022 at 3.88% and the trade weighted dollar (DXY Index) rose 8.2% during the year. This posed a strong headwind to emerging markets currencies, although the higher yielding Latin American currencies performed better than the lower yielding Asian units. Commodities, a significant driver of external balances for several emerging markets, while volatile, were more subdued and exhibited a more divergent performance than the previous two years. Brent crude oil futures were up 10.5% while copper futures were down -13.2% at the end of 2022.

COVID restrictions generally began to ease in most countries during 2022 and consequently mobility increased, helping the services sector in these economies. China was a notable exception, with mobility restrictions implemented in response to the occasional flare up and the stated goal of Zero COVID. Towards the end of the year, when President Xi broke precedent and returned for a third term along with a team of loyalists, China began to shift away from its strict Zero COVID policy and restrictive property policies towards a more growth supportive approach. China’s policy reversal is important to emerging economies as it is an important source of trade, investment, and even tourism revenue for some emerging markets countries.

Emerging markets central banks began tightening their monetary policies in 2021, a full year before their counterparts in developed markets. These emerging markets central banks continued to raise rates throughout 2022, slowing the pace of the rate hikes in the second half of the year amid signs that inflation was slowing and declining. With the exception of Russia and Turkey, however, emerging markets central banks refrained from cutting interest rates as the Fed, the world’s most influential central bank, maintained its hawkish stance. This conservative stance helped cushion several markets as the high yields in emerging markets served to attract inflows. With economic growth slowing in the developing world due to the recent monetary tightening, investors are expecting emerging markets central banks to cut rates in 2023.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

(unaudited)

What Helped and What Hurt LGI

Currency and debt positions in Latin America and currency positions in Eastern Europe contributed positively to performance in 2022. Uruguay was the top contributor to performance, benefiting from strong exports of agricultural commodities, such as beef and soy, and currency strength on the back of the hawkish stance of its central bank. The aggressive rate hikes implemented by Mexico’s central bank, even as inflation finally slowed down, helped support the peso, which, along with elevated yields, added to performance. Offshore Russian ruble exposure helped, as the currency rallied because of elevated commodity prices, tighter capital controls forcing repatriation of export proceeds into the local currency, and rapid rate hikes. The Fund had completely exited its onshore Russian bond exposure prior to the implementation of sanctions against Russia, avoiding steep losses.

The Middle East, Africa and Asia regions were the main detractors from performance in 2022. Egypt was the worst performer for the year, as the Egyptian pound’s devaluation alongside the staff level agreement on a new International Monetary Fund’s program had a negative impact. Egypt’s status as a large wheat importer from Ukraine and Russia and its dependence on tourism dollars, a significant portion of which comes from Russian and Ukrainian tourists, hurt its external balance and forced the authorities to devalue the currency even as substantial commitments of financial support came in from Saudi Arabia, Qatar and other countries in the Middle East. Indonesia detracted from performance, with the rise in yields hurting bond positions and as sentiment remained weak during much of the year due to weakness in China, an important investor and trading partner for the country. Brazil also detracted from performance as increased fiscal spending fears around the October Presidential elections and the victory of former President Lula, whose spending plans potentially threatened the spending cap rules in place, raised concerns given the elevated debt burden and anemic growth levels.

Notes to Investment Overview:

[1]	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

Total returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The views of the Fund’s Investment Manager and the securities described in this report are as of December 31, 2022; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (concluded)

(unaudited)

time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein.

Lazard Global Total Return and Income Fund, Inc.

Performance Overview

(unaudited)

Comparison of Changes in Value of $10,000 Investment in
LGI, the MSCI ACWI and the MSCI World/ACWI Linked Index*

10 Year Change in Value of $10,000 Investment	Value at 12/31/22
LGI at Market Price	$23,080
LGI at Net Asset Value	20,136
MSCI ACWI	21,554
MSCI World/ACWI Linked Index	22,529

Average Annual Total Returns* Periods Ended December 31, 2022
	One year	Five year	Ten year
Market Price	–20.45%	6.49%	8.72%
Net Asset Value	–18.20%	5.46%	7.25%
MSCI ACWI	–18.36%	5.23%	7.98%
MSCI World/ACWI Linked Index	–18.36%	5.23%	8.46%

*

Total returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; market price of Lazard Global Total Return and Income Fund, Inc. (the “Fund” or “LGI”) will fluctuate, so that Fund shares, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting Principles (“GAAP”), if any, and may differ from amounts reported in the financial highlights.

The performance data of the indices have been prepared from sources and data that Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”) believes

Lazard Global Total Return and Income Fund, Inc.

Performance Overview (concluded)

(unaudited)

to be reliable, but no representation is made as to their accuracy. The MSCI ACWI is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indices comprising 23 developed and 24 emerging markets country indices. The MSCI World/ACWI Linked Index is an unmanaged index created by the Investment Manager that links the performance of the MSCI World Index for all periods through August 31, 2016 (when the Fund changed its Global Equity Strategy) and the MSCI ACWI for all periods thereafter. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices.

Ten Largest Equity Holdings December 31, 2022
Security	Fair Value	Percentage of Net Assets
Microsoft Corp.	$7,233,451	3.5%
Alphabet, Inc., Class A	6,177,953	3.0
Thermo Fisher Scientific, Inc.	5,309,753	2.5
Johnson & Johnson	5,053,603	2.4
Accenture PLC, Class A	4,953,618	2.4
Wolters Kluwer NV	4,617,719	2.2
Aon PLC, Class A	4,588,540	2.2
Amazon.com, Inc.	4,571,364	2.2
IQVIA Holdings, Inc.	4,411,487	2.1
Booz Allen Hamilton Holding Corp.	4,266,402	2.0

Portfolio Holdings Presented by Sector December 31, 2022
Sector	Percentage of Total Investments
Communication Services	6.0%
Consumer Discretionary	13.2
Consumer Staples	11.9
Financials	14.4
Health Care	10.7
Industrials	14.4
Information Technology	17.2
Materials	0.8
Sovereign Debt	9.3
Short-Term Investments	2.1
Total Investments	100.0%

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments

December 31, 2022

Description	Shares	Fair Value
Common Stocks—98.6%

Canada—6.0%
Canadian National Railway Co.	20,625	$2,450,018
Dollarama, Inc.	53,209	3,111,980
National Bank of Canada	62,881	4,236,805
Toromont Industries Ltd.	37,516	2,707,303
		12,506,106
China—3.0%
Alibaba Group Holding Ltd. ADR (*)	15,846	1,395,874
NXP Semiconductors NV	16,311	2,577,627
Tencent Holdings Ltd.	53,700	2,282,369
		6,255,870
Denmark—0.9%
Carlsberg AS, Class B	14,043	1,858,963
France—4.5%
Legrand SA	20,100	1,618,400
LVMH Moet Hennessy Louis Vuitton SE	4,137	3,005,302
Pernod Ricard SA	12,105	2,379,354
Thales SA	19,032	2,432,983
		9,436,039
Germany—1.1%
Merck KGaA	11,607	2,247,814
Hong Kong—1.3%
AIA Group Ltd.	247,000	2,721,200
India—1.6%
HDFC Bank Ltd. ADR	47,647	3,259,531
Japan—4.4%
BayCurrent Consulting, Inc.	57,000	1,782,325
Kadokawa Corp.	89,400	1,634,053
Nintendo Co. Ltd.	53,200	2,227,782
Olympus Corp.	115,200	2,036,241
Shimano, Inc.	9,600	1,529,547
		9,209,948
Netherlands—2.2%
Wolters Kluwer NV	44,206	4,617,719
Spain—0.8%
Industria de Diseno Textil SA	63,730	1,697,012

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2022

Description	Shares	Fair Value
Sweden—1.9%
Assa Abloy AB, Class B	59,518	$1,280,585
Hexagon AB, B Shares	252,375	2,652,906
		3,933,491
Switzerland—3.9%
ABB Ltd.	97,906	2,981,999
Partners Group Holding AG	2,367	2,104,003
Swatch Group AG	10,791	3,063,520
		8,149,522
Taiwan—1.5%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	43,165	3,215,361
United Kingdom—6.7%
Coca-Cola Europacific Partners PLC	46,969	2,598,325
Diageo PLC	74,863	3,305,897
RELX PLC	142,532	3,930,328
Unilever PLC	81,727	4,123,044
		13,957,594
United States—58.8%
Accenture PLC, Class A	18,564	4,953,618
Alphabet, Inc., Class A (*)	70,021	6,177,953
Amazon.com, Inc. (*)	54,421	4,571,364
Amphenol Corp., Class A	33,342	2,538,660
Aon PLC, Class A	15,288	4,588,540
Avery Dennison Corp.	10,224	1,850,544
Bank of America Corp.	79,060	2,618,467
Booz Allen Hamilton Holding Corp.	40,819	4,266,402
Boston Scientific Corp. (*)	64,672	2,992,373
BRP, Inc.	24,369	1,857,911
Charles Schwab Corp.	50,152	4,175,655
Coca-Cola Co.	66,034	4,200,423
Computershare Ltd.	123,983	2,211,844
Deere & Co.	6,378	2,734,631
Dollar General Corp.	14,052	3,460,305
Estee Lauder Cos., Inc., Class A	15,063	3,737,281
Intercontinental Exchange, Inc.	37,744	3,872,157
IQVIA Holdings, Inc. (*)	21,531	4,411,487
Johnson & Johnson	28,608	5,053,603
McDonald’s Corp.	11,406	3,005,823
Microsoft Corp.	30,162	7,233,451

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2022

Description	Shares	Fair Value
Motorola Solutions, Inc.	15,306	$3,944,509
NIKE, Inc., Class B	23,076	2,700,123
Procter & Gamble Co.	24,603	3,728,831
PTC, Inc. (*)	25,563	3,068,582
Rockwell Automation, Inc.	10,038	2,585,488
S&P Global, Inc.	9,957	3,334,998
Sysco Corp.	23,949	1,830,901
Texas Instruments, Inc.	21,255	3,511,751
Thermo Fisher Scientific, Inc.	9,642	5,309,753
TopBuild Corp. (*)	7,446	1,165,224
Visa, Inc., Class A	20,025	4,160,394
Warner Music Group Corp., Class A	39,265	1,375,060
Wells Fargo & Co.	62,185	2,567,619
Zoetis, Inc.	18,081	2,649,771
		122,445,496
Total Common Stocks (Cost $162,991,625)		205,511,666

Description	Principal Amount (000) («)	Fair Value
Foreign Government Obligations—10.4%

Brazil—2.8%
Brazil Notas do Tesouro Nacional:
10.00%, 01/01/27	7,396	$1,293,311
10.00%, 01/01/29	26,360	4,463,517
		5,756,828
Dominican Republic—1.7%
Dominican Republic International Bonds:
8.90%, 02/15/23 (#)	130,000	2,289,807
10.50%, 04/07/23 (#)	65,400	1,159,456
		3,449,263
Indonesia—1.6%
Indonesia Treasury Bonds, 8.375%, 09/15/26	50,166,000	3,423,888

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2022

Description	Principal Amount (000) («)	Fair Value
Malaysia—2.2%
Malaysia Government Bonds:
3.502%, 05/31/27	10,260	$2,291,695
3.733%, 06/15/28	10,500	2,353,382
		4,645,077
Mexico—1.1%
Mexico Bonos, 7.75%, 05/29/31	49,000	2,324,002
South Africa—1.0%
South Africa Government Bonds, 10.50%, 12/21/26	32,000	1,990,719
Total Foreign Government Obligations (Cost $25,199,526)		21,589,777

Description	Shares	Fair Value
Short-Term Investments—2.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 3.79% (7 day yield) (Cost $4,916,864)	4,916,864	$4,916,864
Total Investments—111.4%
(Cost $193,108,015) (»)		$232,018,307
Liabilities in Excess of Cash and Other Assets—(11.4)%		(23,683,537)
Net Assets—100.0%		$208,334,770

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (concluded)

December 31, 2022

Forward Currency Contracts open at December 31, 2022:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
CLP	3,928,406,850	USD	4,188,067	CIT	03/06/23	$ 408,765	$—
CNY	24,654,745	USD	3,415,731	HSB	05/08/23	180,267	—
COP	4,640,552,000	USD	874,586	CIT	08/10/23	41,781	—
COP	10,056,900,000	USD	2,100,000	JPM	09/06/23	—	125,207
HUF	474,147,950	EUR	1,069,105	CIT	04/20/23	80,700	—
HUF	1,749,757,107	USD	4,203,116	CIT	06/14/23	281,357	—
IDR	73,902,495,000	USD	4,838,134	CIT	03/28/23	—	69,292
INR	607,878,570	USD	7,225,038	CIT	04/17/23	65,299	—
KRW	3,454,643,850	USD	2,499,200	HSB	05/09/23	255,400	—
KZT	1,130,140,000	USD	2,206,443	SCB	01/23/23	218,097	—
MXN	113,221,934	USD	5,467,546	HSB	04/05/23	246,235	—
PEN	8,907,597	USD	2,236,404	CIT	02/06/23	101,671	—
PHP	55,415,440	USD	991,864	JPM	03/14/23	1,371	—
PLN	4,614,150	EUR	928,363	CIT	01/20/23	57,012	—
PLN	16,134,477	USD	3,334,603	CIT	02/03/23	339,082	—
RON	22,951,768	EUR	4,388,064	JPM	05/05/23	195,821	—
SGD	8,922,143	USD	6,491,428	SCB	02/06/23	173,662	—
THB	41,799,240	USD	1,164,000	CIT	09/06/23	71,258	—
THB	149,285,500	USD	4,172,900	SCB	01/17/23	142,765	—
TRY	39,216,450	USD	2,073,628	CIT	01/03/23	23,256	—
TRY	39,216,450	USD	2,015,234	CIT	03/03/23	—	11,487
USD	2,292,210	BRL	12,120,058	HSB	02/22/23	17,421	—
USD	2,090,429	TRY	39,216,450	CIT	01/03/23	—	6,455
USD	3,905,819	UYU	157,033,440	JPM	01/09/23	—	15,279
UYU	157,033,440	USD	3,779,658	JPM	01/09/23	141,440	—
UYU	157,033,440	USD	3,846,031	JPM	03/30/23	16,080	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$3,058,740	$227,720

Currency Abbreviations:
BRL	—	Brazilian Real	INR	—	Indian Rupee	RON	—	New Romanian Leu
CLP	—	Chilean Peso	KRW	—	South Korean Won	SGD	—	Singapore Dollar
CNY	—	Chinese Renminbi	KZT	—	Kazakhstan Tenge	THB	—	Thai Baht
COP	—	Colombian Peso	MXN	—	Mexican New Peso	TRY	—	New Turkish Lira
EUR	—	Euro	PEN	—	Peruvian New Sol	USD	—	United States Dollar
HUF	—	Hungarian Forint	PHP	—	Philippine Peso	UYU	—	Uruguayan Peso
IDR	—	Indonesian Rupiah	PLN	—	Polish Zloty

Counterparty Abbreviations:
CIT	—	Citibank N.A.
HSB	—	HSBC Bank USA N.A.
JPM	—	JPMorgan Chase Bank N.A.
SCB	—	Standard Chartered Bank

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Notes to Portfolio of Investments

December 31, 2022

(*)	Non-income producing security.
(«)	Principal amount denominated in respective country’s currency.
(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2022 these securities amounted to 1.7% of net assets.
(»)	The Fund, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:
ADR	—	American Depositary Receipt

Portfolio holdings by industry† (as a percentage of net assets):

Common Stocks:
Aerospace & Defense	1.2%
Banks	6.1
Beverages	6.8
Building Products	0.6
Capital Markets	6.5
Communications Equipment	1.9
Containers & Packaging	0.9
Electrical Equipment	3.4
Electronic Equipment, Instruments & Components	2.5
Entertainment	1.8
Food & Staples Retailing	0.9
Health Care Equipment & Supplies	2.4
Hotels, Restaurants & Leisure	1.4
Household Durables	0.6
Household Products	1.8
Insurance	3.5
Interactive Media & Services	4.1
Internet & Direct Marketing Retail	2.8
IT Services	5.5
Leisure Products	1.6
Life Sciences Tools & Services	4.6
Machinery	1.3
Media	0.8
Multiline Retail	3.1
Personal Products	3.8
Pharmaceuticals	4.8
Professional Services	7.0
Road & Rail	1.2
Semiconductors & Semiconductor Equipment	4.4
Software	5.0
Specialty Retail	0.8
Textiles, Apparel & Luxury Goods	4.2
Trading Companies & Distributors	1.3
Subtotal	98.6
Foreign Government Obligations	10.4
Short-Term Investments	2.4
Total Investments	111.4%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Assets and Liabilities

December 31, 2022

ASSETS
Investments in securities, at fair value (cost $193,108,015)	$232,018,307
Cash	280,000
Foreign currency, at fair value (cost $1,216,859)	1,133,047
Dividends and interest receivable	879,745
Gross unrealized appreciation on forward currency contracts	3,058,740
Total assets	$237,369,839

LIABILITIES
Cash collateral due to broker on forward currency contracts	1,210,000
Management fees payable	215,330
Accrued directors’ fees	86
Line of credit outstanding	27,175,000
Gross unrealized depreciation on forward currency contracts	227,720
Other accrued expenses and payables	206,933
Total liabilities	$29,035,069
Net assets	$208,334,770

NET ASSETS
Paid in capital (Note 2(f))	$168,016,593
Distributable earnings (Accumulated loss)	40,318,177
Net assets	$208,334,770
Shares of common stock outstanding*	13,012,942
Net asset value per share	$16.01
Market value per share	$14.64

*	$0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2022

INVESTMENT INCOME (LOSS)

Income:
Dividends (net of foreign withholding taxes of $248,405)	$3,208,436
Interest (net of foreign withholding taxes of $63,711)	1,717,112
Total investment income	4,925,548

Expenses:
Management fees (Note 3)	2,630,472
Professional services	506,833
Stockholders’ reports	128,721
Custodian fees	71,177
Administration fees	50,139
Stockholders’ services	32,028
Directors’ fees and expenses	19,501
Other	102,789
Total expenses before interest expense	3,541,660
Interest expense	700,940
Total expenses	4,242,600
Net investment income (loss)	682,948

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	20,453,384
Foreign currency transactions	(387,130)
Forward currency contracts	(2,421,714)
Total net realized gain (loss)	17,644,540
Net change in unrealized appreciation (depreciation) on: Investments (includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of $11,401)	(71,485,056)
Foreign currency translations	(112,175)
Forward currency contracts	2,853,921
Total net change in unrealized appreciation (depreciation)	(68,743,310)
Net realized and unrealized gain (loss)	(51,098,770)
Net increase (decrease) in net assets resulting from operations	$(50,415,822)

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income (loss)	$682,948	$1,276,248
Net realized gain (loss)	17,644,540	17,765,914
Net change in unrealized appreciation (depreciation)	(68,743,310)	28,060,418
Net increase (decrease) in net assets resulting from operations	(50,415,822)	47,102,580

Distributions to Stockholders (Note 2(f)):
Net investment income and net realized gains	(19,473,977)	(17,536,531)
Return of capital	—	(8,145,971)
Net decrease in net assets resulting from distributions	(19,473,977)	(25,682,502)

Capital Stock Transactions:
Net proceeds from reinvestment of distributions	55,711	—
Net increase in net assets from capital stock transactions	55,711	—
Total increase (decrease) in net assets	(69,834,088)	21,420,078
Net assets at beginning of period	278,168,858	256,748,780
Net assets at end of period	$208,334,770	$278,168,858

Transactions in Capital Shares:
Common shares outstanding at beginning of period	13,009,661	13,009,661
Shares issued to stockholders from reinvestment of distributions	3,281	—
Net increase (decrease)	3,281	—
Common shares outstanding at end of period	13,012,942	13,009,661

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Cash Flows

For the Year Ended December 31, 2022

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(50,415,822)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities (Increase) Decrease in dividends and interest receivable	110,181
Increase (Decrease) in cash collateral due to broker on forward currency contracts	850,000
Accretion of bond discount and amortization of bond premium, net	205,000
Increase (Decrease) in other accrued expenses and payables	(50,450)
Net realized (gain) loss	(17,644,540)
Net change in unrealized (appreciation) depreciation	68,743,310
Net settlement of foreign currency contracts	(2,421,714)
Purchases of long-term investments	(37,463,084)
Proceeds from disposition of long-term investments	66,322,651
Purchases of short-term investments, net	(3,660,472)
Net cash provided by (used in) operating activities	24,575,060

Cash flows from financing activities:
Cash distributions paid (net of dividend reinvestments) (Note 2(f))	(27,128,702)
Gross drawdowns in line of credit balance	825,000
Net cash provided by (used in) financing activities	(26,303,702)

Effect of exchange rate changes on cash	(499,305)
Net increase (decrease) in cash and foreign currency	(2,227,947)

Cash, restricted cash and foreign currency:*
Beginning balance	3,640,994
Ending balance	$1,413,047

Supplemental disclosure of cash flow information:
Reinvestment of dividends	$55,711
Cash paid during the period for interest expense	$(613,903)

*	Includes cash collateral due from broker on forward currency contracts of $0 and $190,000, and foreign currency of $1,133,047 and $3,450,994 as of December 31, 2022 and December 31, 2021, respectively.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Financial Highlights

Selected data for a share of common stock outstanding throughout each period

	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$21.38	$19.74	$18.24	$15.22	$19.81
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.10	0.11	0.41	0.25
Net realized and unrealized gain (loss)	(3.92)	3.51	2.67	3.68	(2.13)
Total from investment operations	(3.87)	3.61	2.78	4.09	(1.88)
Less distributions from (Note 2(f)):
Net investment income	(0.04)	(0.36)	(0.07)	(0.24)	(0.26)
Net realized gains	(1.46)	(0.98)	(0.57)	—	(1.32)
Return of capital	—	(0.63)	(0.64)	(0.83)	(1.13)
Total distributions	(1.50)	(1.97)	(1.28)	(1.07)	(2.71)
Net asset value, end of period	$16.01	$21.38	$19.74	$18.24	$15.22
Market value, end of period	$14.64	$20.21	$17.81	$16.55	$13.62
Total Return based upon (a):
Net asset value	–18.20%	18.81%	16.75%	27.44%	–9.80%
Market value	–20.45%	25.10%	17.26%	30.09%	–9.81%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$208,335	$278,169	$256,749	$237,281	$146,200
Ratios to average net assets:
Net expenses	1.90%	1.49%	1.81%	2.05%*	1.82%
Total expenses	1.90%	1.49%	1.81%	2.05%*	1.82%
Net investment income (loss)	0.31%	0.47%	0.64%	1.06%	1.32%
Portfolio turnover rate	15%	16%	23%	29%**	35%
Asset coverage per $1,000 of loan outstanding (b)	$8,666	$11,557	$14,066	$8,913	$6,834
Bank borrowing outstanding (in thousands)	$27,175	$26,350	$19,650	$29,986	$25,058

(a)	Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sale of common shares at the closing market price on the last day, of each period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of period” and sale of common shares at the “net asset value, end of period”, for each of the periods indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, or a guarantee, of future results; the market price of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares. Returns for a period of less than one year are not annualized.

(b)	Calculated as the sum of the Fund’s Net Assets and line of credit outstanding, as both figures are shown on the Fund’s Statement of Assets and Liabilities, then dividing that sum by the line of credit outstanding and multiplying the result by 1,000.

*	Includes reorganization costs associated with the Fund’s reorganization. Without these costs, net expenses and total expenses each would have been 2.00%.

**	Portfolio turnover rate excludes from purchases the cost of long-term investments transferred in-kind from the reorganization. There was no impact to the portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements

December 31, 2022

1. Organization

Lazard Global Total Return and Income Fund, Inc. was incorporated in Maryland on January 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol “LGI” and commenced operations on April 28, 2004. The Fund’s investment objective is total return, consisting of capital appreciation and income.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with US Generally Accepted Accounting Principles (“GAAP”). The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, and exchange-traded funds, are valued at the last reported sales price (for US listed equity securities) or the closing price (for non-US listed equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the Nasdaq, the Nasdaq Official Closing Price. If there is no available closing price for a non-US listed equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s NAV per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on certain non-US securities exchanges or markets, such as those in Europe and Asia, may be completed before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, securities in non-US countries, may not trade on all business days in New York and on which the NAV of the Fund is calculated.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s NAV is calculated, or when current market quotations otherwise

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2022

are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value in accordance with procedures approved by the Fund’s Board of Directors (the “Board”). The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts (“ADRs”) or futures contracts. Certain non-US securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund stockholders may not be able to buy or sell Fund shares.

The Board has designated the Investment Manager to perform fair value determinations pursuant to Rule 2a-5 under the 1940 Act. The Investment Manager has created a Valuation Sub-Committee of the Funds’ Valuation and Liquidity Committee, which may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio management team also will be considered. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments is recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

The Fund may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, the Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2022

statements. Such amounts, if and when recorded, could result in an increase in the Fund’s NAV per share (defined below).

(c) Leverage—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”). The Investment Manager will generally evaluate the allocation of Fund assets between Global Equity Investments (defined below) and Currency Investments (defined below) at least monthly. It is therefore possible that the Fund’s allocation to Currency Investments will, at times, exceed 33⅓% of Total Leveraged Assets.

(d) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Daily fluctuations in the value of forward currency contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

During the year ended December 31, 2022, the Fund traded in forward currency contracts.

(e) Federal Income Taxes—The Fund’s policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute all of its taxable income, including any net realized capital gains, to stockholders. Therefore, no federal income tax provision is required.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2022

At December 31, 2022, the Fund had $5,759,400 in unused short-term realized capital loss carryovers and $6,764,619 in unused long-term realized capital loss carryovers, which for federal income tax purposes, could be used to offset future realized capital gains with no expiration date. The unused realized capital loss carryovers above include amounts acquired from Lazard World Dividend and Income Fund, Inc. (which traded on the NYSE under the ticker symbol LOR and was acquired by the Fund on December 3, 2019) and may be subject to future limitations.

During the year ended December 31, 2022, the Fund utilized realized capital loss carryovers from previous years amounting to $946,390.

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2022, the Fund elected to defer such losses as follows:

Post-October Capital Loss Deferral	Late-Year Ordinary Loss Deferral
$1,259,988	$—

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$193,139,263	$54,504,060	$15,625,016	$38,879,044

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. The Fund files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(f) Dividends and Distributions—The Fund intends to declare and pay dividends monthly. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund, if not distributed.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2022

treatments of foreign currency and fixed-income transactions, currency straddles, adjustments in relation to any reorganization, distribution re-designations, net operating losses, and wash sales.

Concurrent with the monthly distributions paid throughout the year pursuant to the Fund’s Managed Distribution Policy, the Fund issues any required notices pursuant to Section 19(a) of the 1940 Act (the “Section 19(a) Notices”), each stating that the Fund has distributed more than its then-current net investment income and providing the estimated source(s) of the distribution. There was no return of capital included in the total $1.49676 per share distributed in 2022. The Section 19(a) Notices may also be viewed at www.lazardassetmanagement.com.

The amounts and sources of distributions shown on the Section 19(a) Notices are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon the Fund’s investments during the year and may be subject to changes based on tax regulations. The Fund will provide stockholders a Form 1099-DIV each calendar year explaining how to report these distributions for federal income tax purposes.

The tax character of the cumulative dividends and distributions paid during the years ended December 31 (which may differ from previously-issued Section 19(a) Notices), were as follows:

	2022	2021
Net Income	$503,346	$4,705,331
Net Short-Term Capital Gain	—	—
Net Long-Term Capital Gain	18,970,631	12,831,201
Return of Capital	—	8,145,970
Total	$19,473,977	$25,682,502

At December 31, 2022, the components of distributable earnings (accumulated loss), on a tax basis, were as follows:

Undistributed Ordinary Income (Deferred Ordinary Losses)	Undistributed Long-Term Capital Gain (Deferred Capital Losses)	Net Unrealized Appreciation (Depreciation) Including Foreign Currency
$—	$632,792	$39,685,385

(g) Allocation of Expenses—Expenses common to the Fund, The Lazard Funds, Inc. and Lazard Retirement Series, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund primarily on the basis of relative net assets.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2022

(h) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(i) Net Asset Value—The NAV per share for the Fund is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The NAV per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of Fund shares outstanding.

3. Investment Management Agreement

The Fund has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager manages the investment operations of the Fund and the assets of the Fund including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies, and restrictions, and provides the Fund with administrative, operational and compliance assistance services.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.85% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services provided by the Investment Manager, payable on a monthly basis. For the year ended December 31, 2022, the effective annualized management fee, as a percentage of the Fund’s average net assets, was 1.18%.

The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments (defined below) and Borrowings (defined below) (collectively “Financial Leverage”) to make Currency Investments, rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in Global Equity Investments for the purposes of making Currency Investments. “Global Equity Investments” refers to investments in the Fund’s global equity strategy generally consisting of approximately 60 to 80 US and non-US equity securities, including ADRs, generally of companies with market capitalizations greater than $2 billion, and may include investments in emerging markets. “Currency Investments” are investments in emerging market currencies (primarily by entry into forward currency contracts), or instruments whose values are derived from the performance of an underlying emerging market currency, and also may include debt obligations, including

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Notes to Financial Statements (continued)

December 31, 2022

government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of the financial exposure represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33⅓% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.28% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in Global Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in Global Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees.

Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in Global Equity Investments and

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$500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments.

Beginning assets of $1,000	Fund’s management fee based on Total Leveraged Assets (includes Currency Commitments)	Typical management fee formula, calculated excluding Currency Commitments
Global Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate management fee	$1,500	$1,000
Management fee (0.85%)	$12.75	$8.50

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administration, Custody and Transfer Agency Agreements

State Street serves as the Fund’s custodian and provides the Fund with certain administrative services.

Computershare Trust Company, N.A. is the Fund’s transfer agent and registrar, while Computershare, Inc. acts as the Fund’s dividend disbursing agent.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. The annual compensation for each Director who is not an affiliated person of the Investment Manager or any of its affiliates that is payable by all of the funds in the Lazard Fund Complex, is comprised of: (1) an annual fee of $245,000, (2) an additional annual fee of $35,000 to the lead Independent Director, and (3) an additional annual fee of $25,000 to the Audit Committee Chair. The Independent Directors (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund) also may be paid additional fees for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings or incurred in connection with work performed on behalf of the Board. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ compensation and expenses are allocated among the active portfolios in the Lazard Fund Complex at a rate of

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Notes to Financial Statements (continued)

December 31, 2022

$5,000 per active portfolio with the remainder allocated among the active portfolios on the basis of relative net assets. The Statement of Operations shows the Independent Directors’ compensation and expenses paid by the Fund.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2022 were $37,360,812 and $66,226,262, respectively.

For the year ended December 31, 2022, the Fund did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $50 million credit agreement (the “Credit Agreement”) with State Street primarily to borrow to invest Fund assets in Currency investments other than Currency Commitments. The Fund may borrow up to the lesser of $50 million or 33⅓% of its Total Leveraged Assets. The interest rate on Borrowings is, at the Fund’s option, either: (1) the highest of (a) the Federal Funds rate (but not less than 0.0%) plus 0.90%, or (b) the overnight London Interbank Offered Rate (“LIBOR”) (but not less than 0.0%) plus 0.90%; or (2) LIBOR (but not less than 0.0% and adjusted for reserves) plus 0.90% for interest periods of 30 days as requested by the Fund. Should LIBOR no longer be available, any loans then outstanding shall, at the Fund’s option, either be converted to the Federal Funds rate plus 0.90% or otherwise repaid; any new loans after LIBOR is no longer available shall accrue interest at the Federal Funds rate plus 0.90%. Under the Credit Agreement, the Fund has agreed to pay a 0.15% per annum fee on the unused portion of the commitment line amount (0.25% per annum if the unused portion is less than 25% of the $50 million committed line amount), payable quarterly in arrears. During the year ended December 31, 2022, the Fund had Borrowings under the Credit Agreement as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate
$26,772,740	$27,175,000	2.61%

*	For the 365 days Borrowings were outstanding.

Management believes that the fair value of the liabilities under the Credit Agreement is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with the Federal Funds rate and the LIBOR rate. The Borrowings outstanding under the Credit Agreement as of December 31, 2022 are categorized as Level 2 in the fair value hierarchy, which is further discussed in Note 10.

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Notes to Financial Statements (continued)

December 31, 2022

8. Investment Risks

(a) Market Risk—The Fund’s investment portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, the Fund’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s investments. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative impact on global economic and market conditions. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long the effects of such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may be expected to impact the Fund and its investments.

(b) Leverage Risk—Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of common stock and, with respect to Borrowings, the possibility either that the Fund’s return will fall if the interest rate on any Borrowings rises, or that income will fluctuate because the interest rate of Borrowings varies. To the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s Currency Investments, the benefit of leverage to stockholders is reduced, and if the then-current cost of any leverage were to exceed the net return on the Fund’s Currency Investments, the Fund’s leveraged capital structure would result in a lower rate of return than if the Fund were not so leveraged. There is no assurance that any leverage strategy the Fund employs will be successful.

If the market value of the Fund’s Currency Investments declines, the leverage will result in a greater decrease in net asset value, or a lower increase in net asset value, than if the Fund were not leveraged. A greater net asset value decrease may be expected to cause a greater decline in the market price for the Fund’s common stock.

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Notes to Financial Statements (continued)

December 31, 2022

(c) Non-US Investments Risk—The performance of the Fund’s investment portfolio will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Fund invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Non-US securities may be subject to economic sanctions or other similar governmental actions or developments, which could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities. To the extent the Fund holds securities subject to such actions, the securities may become difficult to value and/or less liquid (or illiquid). In some cases, the securities may become worthless.

(d) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. Currency Investments entail the general risks of investing in non-US issuers to a heightened degree.

(e) Foreign Currency Risk—Investments in currencies other than US dollars, or denominated in currencies other than US dollars, may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. In addition, such investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

(f) Forward Currency Contracts Risk—Forward currency contracts may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since forward currency contracts, like most derivative instruments, have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts are subject to the risks of the creditworthiness of and default by the counterparty and consequently may lose all or a portion of their value due solely to the creditworthiness of or default by the counterparty.

Forward currency contracts also may be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the value of such contracts. Forward currency contracts are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currencies. As such, a small investment could have a potentially large impact on the performance of the Fund’s portfolio. Forward currency contracts incur costs, which reduce returns, and costs of engaging in such transactions may outweigh any gains. Successful use of forward currency contracts is

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Notes to Financial Statements (continued)

December 31, 2022

subject to the Investment Manager’s ability to accurately predict movements in currency exchange rates. Use of forward currency contracts may cause the Fund’s investment portfolio to experience losses greater than if the Fund had not engaged in such transactions. Derivatives transactions are also subject to operational and legal risk.

(g) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity.

Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility and decreased liquidity and, as a result, bonds and other debt securities may be harder to value or to readily sell at prices at or near their perceived value.

The Fund’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, the Fund may have to reinvest the proceeds of called or redeemed securities in an investment offering a lower yield (and the Fund may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

(h) Sovereign Debt Risk—Investments in non-US sovereign debt obligations create exposure to the direct or indirect consequences of political, social or economic conditions and events in the countries that issue the obligations and involve special risks not present in investments in US government debt or debt of corporate issuers. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of US government debt or debt of corporate issuers and there

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Notes to Financial Statements (continued)

December 31, 2022

may be limited secondary market liquidity. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. Sovereign debt risk is increased for emerging market issuers, and certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness. Certain emerging market countries have declared moratoria on the payment of principal and interest on their sovereign debt.

(i) Focused Investing Risk—The Fund’s Global Equity Investments consist of investments in a smaller number of issuers than other, more diversified investment funds. As a result, the Fund’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Fund’s Global Equity Investments consisted of securities issued by a larger number of issuers.

(j) Fund Distribution Risk—Pursuant to the Fund’s distribution policy, the Fund intends to make regular distributions on its shares of common stock. To the extent the total monthly distributions for a year exceed the Fund’s net investment income and net realized capital gain, the excess will generally be treated as a return of capital up to the amount of a stockholder’s tax basis in the Fund’s common stock. Any distributions which constitute a return of capital will reduce a stockholder’s tax basis in the Fund’s common stock, thereby increasing such stockholder’s potential gain or reducing potential loss on the sale of the Fund’s common stock. In addition, such excess distributions will decrease the Fund’s assets and may increase the Fund’s expense ratio. To make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. Any amounts distributed to a stockholder in excess of the stockholder’s basis in the Fund’s common stock will generally be taxable to the stockholder as capital gain.

(k) Market Discount from Net Asset Value—Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Whether an investor will realize gains or losses upon the sale of the Fund’s common stock will depend not upon the Fund’s net asset value but entirely upon whether the market price of the Fund’s common stock at the time of sale is above or below the investor’s purchase price for the Fund’s common stock. Because the market price of the Fund’s common stock will be determined by factors such as relative supply of and demand for the Fund’s common stock in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Fund’s common stock will trade at, below or above net asset value or at, below or

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Notes to Financial Statements (continued)

December 31, 2022

above the price at which an investor bought shares of the Fund’s common stock. The Fund’s common stock is designed primarily for long-term investors, and investors should not view the Fund as a vehicle for trading purposes.

(l) Cybersecurity Risk—The Fund and its service providers are susceptible to operational and information security and related risks of cybersecurity incidents. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity incidents affecting the Investment Manager, transfer agent or custodian or other service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by impediments to a Fund’s investment trading; interference with the Fund’s ability to calculate its NAV; the inability of Fund stockholders to transact in shares of the Fund’s common stocks; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities, exchange and other financial market operators; and banks, brokers, dealers and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

(m) Geopolitical Risk—As a result of the ongoing armed conflict between Russia and Ukraine, the United States, the United Kingdom, the European Union, and several other nations have announced a broad array of new or expanded sanctions, export controls, and other measures against Russia, as well as upon certain banks, companies, government officials, and other individuals in or affiliated with Russia and Belarus. The ongoing conflict and the evolving response measures may continue to have a negative impact on the economy and business activity globally (including in the countries in which the Fund invests), and therefore, could adversely affect the performance of the Fund’s investments. The severity and duration of the conflict is unknown and could continue to impact global economic and market conditions adversely. Management will continue to seek to assess the potential impacts on valuation and liquidity and will take any actions needed in accordance with procedures already approved by the Board of Directors.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

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Notes to Financial Statements (continued)

December 31, 2022

10. Fair Value Measurements

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

•	Level 2—other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation methodology or inputs may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

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Notes to Financial Statements (continued)

December 31, 2022

The following table summarizes the valuation of the Fund’s assets and liabilities by each fair value hierarchy level as of December 31, 2022:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2022
Assets:
Common Stocks*
Canada	$12,506,106	$—	$—	$12,506,106
China	3,973,501	2,282,369	—	6,255,870
Denmark	—	1,858,963	—	1,858,963
France	—	9,436,039	—	9,436,039
Germany	—	2,247,814	—	2,247,814
Hong Kong	—	2,721,200	—	2,721,200
India	3,259,531	—	—	3,259,531
Japan	—	9,209,948	—	9,209,948
Netherlands	—	4,617,719	—	4,617,719
Spain	—	1,697,012	—	1,697,012
Sweden	—	3,933,491	—	3,933,491
Switzerland	—	8,149,522	—	8,149,522
Taiwan	3,215,361	—	—	3,215,361
United Kingdom	2,598,325	11,359,269	—	13,957,594
United States	120,233,652	2,211,844	—	122,445,496
Foreign Government Obligations*	—	21,589,777	—	21,589,777
Short-Term Investments	4,916,864	—	—	4,916,864
Other Financial Instruments†
Forward Currency Contracts	—	3,058,740	—	3,058,740
Total	$150,703,340	$84,373,707	$—	$235,077,047
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(227,720)	$—	$(227,720)

*	Please refer to Portfolio of Investments and Notes to Portfolio of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

Certain equity securities that are included in Level 2 were valued based on reference to similar securities that were trading on active markets.

An investment may be classified as a Level 3 investment if events (e.g., company announcements, market volatility, or natural disasters) occur that are expected to materially affect the value of this investment or if a price is not available through a pricing source in the Funds’ pricing matrix. In this case, the investment will be valued by the Valuation Sub-Committee of the Funds’ Valuation and Liquidity Committee, in accordance with procedures approved by the Board, reflecting their fair market value (“Fair

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Notes to Financial Statements (continued)

December 31, 2022

Valued Investments”). The fair valuation approaches that may be used by the Valuation Sub-Committee include, but are not limited to, valuation techniques such as using theoretical ex-rights price models, applying a change in price from a market proxy to a halted security, or determining the intrinsic value of securities.

When determining the price for Fair Valued Investments, the Valuation Sub-Committee seeks to determine the price that each affected Portfolio might reasonably expect to receive or pay from the current sale or purchase of the Fair Valued Investment in an arm’s-length transaction. Any fair value determinations shall be based upon all available information and factors that the Valuation Sub-Committee deems relevant and consistent with the principles of fair value measurements.

11. Derivative Instruments

During the year ended December 31, 2022, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts:
Average amounts purchased	$72,300,000
Average amounts sold	$20,400,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2022:

Assets – Derivative Financial Instruments		Total
Forward currency contracts	Unrealized appreciation on forward currency contracts	$3,058,740

Liabilities – Derivative Financial Instruments
Forward currency contracts	Unrealized depreciation on forward currency contracts	$227,720

The effect of derivative instruments on the Statement of Operations for the period ended December 31, 2022 was:

Net Realized Gain (Loss) from:	Total
Forward currency contracts	$(2,421,714)

Net Change in Unrealized Appreciation (Depreciation) on:	Total
Forward currency contracts	$2,853,921

As of December 31, 2022, the Fund held derivative instruments that are eligible for offset in its Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

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Notes to Financial Statements (continued)

December 31, 2022

The required information for the Fund is presented in the below table, as of December 31, 2022:

Description Forward Currency Contracts	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
	$3,058,740	$ —	$3,058,740

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received (a)	Net Amounts of Derivative Assets
Citibank N.A.	$1,470,181	$(87,234)	$(260,000)	$1,122,947
HSBC Bank USA N.A.	699,323	—	(680,000)	19,323
JPMorgan Chase Bank N.A.	354,712	(140,486)	(214,226)	—
Standard Chartered Bank	534,524	—	—	534,524
Total	$3,058,740	$(227,720)	$(1,154,226)	$1,676,794

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$227,720	$ —	$227,720

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (a)	Net Amounts of Derivative Liabilities
Citibank N.A.	$87,234	$(87,234)	$—	$—
JPMorgan Chase Bank N.A.	140,486	(140,486)	—	—
Total	$227,720	$(227,720)	$—	$—

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

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Notes to Financial Statements (concluded)

December 31, 2022

12. Common Stock

The Fund may repurchase shares of its common stock in the future, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer, the ability of the Fund to raise cash to repurchase shares of its common stock in a tax efficient manner and general market conditions.

13. Accounting Pronouncements

On March 12, 2020, the Financial Accounting Standards Board (“FASB”) concluded its reference rate reform project with the issuance of Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU No. 2020-04”). ASU No. 2020-04 provides elective temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank offered reference rates as of the end of 2021. ASU No. 2020-04 was initially intended to be effective for certain reference rate-related contract modifications that had occurred since March 12, 2020 and that would continue to occur, through December 31, 2022, but FASB has voted to extend the grace period for complete adoption of ASU No. 2020-04 to December 31, 2024, after the UK Financial Conduct Authority delayed the intended cessation date of certain tenors of USD LIBOR to June 30, 2023. FASB issued Accounting Standards Update No. 2022-06, “Deferral of the Subset Date of Topic 848” (“ASU 2022-06”) to formally address the new intended cessation date.

Management has adopted ASU No. 2020-04 and ASU 2022-06.

14. Subsequent Events

Management has evaluated subsequent events potentially affecting the Fund through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

Lazard Global Total Return and Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Lazard Global Total Return and Income Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Lazard Global Total Return and Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by corre-

spondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
New York, New York
February 24, 2023

We have served as the auditor of one or more of the investment companies in the Lazard Fund Complex since 2004.

Lazard Global Total Return and Income Fund, Inc.

Dividend Reinvestment Plan

(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)	If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Lazard Global Total Return and Income Fund, Inc.

Dividend Reinvestment Plan

(unaudited) (concluded)

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170.

Lazard Global Total Return and Income Fund, Inc.

Board of Directors and Officers Information

(unaudited)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Board of Directors:

Class I – Directors with Term Expiring in 2024

Independent Director:

Robert M. Solmson (1947)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

Interested Director(3):

Nathan A. Paul (1973)	Director (April 2017), Chief Executive Officer and President (February 2017)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present)

Class II – Directors with Term Expiring in 2025

Independent Directors:

Kenneth S. Davidson (1945)	Director (February 2004)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Nancy A. Eckl (1962)	Director (February 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (1971)	Director (April 2014)	New York University School of Law, Eric M. and Laurie B. Roth Professor of Law (2013 – present, previously Dean from 2013 – 2022)

Lazard Global Total Return and Income Fund, Inc.

Board of Directors and Officers Information

(unaudited) (continued)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Class III – Directors with Term Expiring in 2023

Independent Directors:

Franci J. Blassberg (1953)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)

Cornell Law School, Adjunct Professor (2013 – 2016, 2019)

The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)

Richard Reiss, Jr. (1944)	Director (February 2004)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Osprey Technology Acquisition Corp, a special purpose acquisition company, Director (2019 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – 2018)

Interested Director(3):

Evan L. Russo (1974)	Director (July 2022)	Investment Manager, Chief Executive Officer (June 2022 – present)

Lazard Ltd, Chief Financial Officer (October 2017 – October 2022) and Managing Director (2009 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex, comprised of, as of January 31, 2023, 35 active investment portfolios. Each Director serves an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation.
(3)	Messrs. Paul and Russo are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager (“Interested Directors”).

The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, at 800-823-6300 and contact.US@lazard.com.

Lazard Global Total Return and Income Fund, Inc.

Board of Directors and Officers Information

(unaudited) (concluded)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(2):

Mark R. Anderson (1970)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)	Managing Director (since February 2017), and General Counsel of the Investment Manager (previously Chief Compliance Officer from September 2014 – April 2022)

Nargis Hilal (1984)	Chief Compliance Officer (July 2020)	Chief Compliance Officer (since April 2022) of the Investment Manager (since January 2021, previously Senior Vice President)

Chief Compliance Officer of KLS Diversified Asset Management LP (March 2016 – August 2017)

Christopher Snively (1984)	Chief Financial Officer (March 2016)	Director of the Investment Manager (since January 2021, previously Senior Vice President)

Christina Kennedy (1990)	Treasurer (April 2022)	Vice President of the Investment Manager (since July 2019)

Senior Fund Accountant at Gates Capital Management Inc. (July 2016 – July 2019)

Shari L. Soloway (1981)	Assistant Secretary (November 2015)	Head of Legal, North America and Director of the Investment Manager (since January 2020 previously Senior Vice President)

Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Vice President and Counsel of the Investment Manager (October 2014 – March 2018)

Associate at Schulte Roth & Zabel LLP (2014 – March 2018)

Cesar A. Trelles (1975)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017, previously Vice President and Secretary, whose information is included in the Class I Interested Director section above.

Lazard Global Total Return and Income Fund, Inc.

Tax and Other Information

(unaudited)

Tax Information

Year Ended December 31, 2022

The following tax information represents year end disclosures of the tax benefits passed through to stockholders for 2022:

Of the dividends paid by the Fund, 100% of the dividends are qualified dividend income.

Of the dividends paid by the Fund, 100% of the dividends qualify for the dividends received deduction available to corporate stockholders.

Of the dividends paid by the Fund, $18,970,631 represents the long-term capital gain paid to stockholders.

Pursuant to Section 871 of the Code, the Fund has no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident stockholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Schedule of Portfolio Holdings

The Fund files the complete schedule of its Portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

Lazard Global Total Return and Income Fund, Inc.

Investment Objective and

Principal Investment Strategies (unaudited)

The Fund’s investment objective is total return, consisting of capital appreciation and income. The Fund’s investment objective is fundamental and cannot be changed without approval by the holders of the Fund’s common stock. The Fund pursues its investment objective through a combination of two separate investment strategies: Global Equity Investments and Currency Investments (each as described in Note 3 in the Notes to Financial Statements).

The Investment Manager believes that Global Equity Investments offer opportunities for capital appreciation and dividend income, and that Currency Investments offer opportunities for income and short-term gain and, to a lesser extent, capital appreciation. The Investment Manager believes that this combination can provide total return, including income and short-term capital gains for monthly distributions to Fund stockholders in accordance with the Fund’s Managed Distribution Policy. See Note 2(f) in the Notes to Financial Statements.

Global Equity Investments. The Investment Manager primarily selects Global Equity Investments by employing the Investment Manager’s relative value strategy. The Fund typically invests no more than 5% (at the time of investment) of Global Equity Investments in a given security. Sector and country selection is an outgrowth of the Investment Manager’s stock selection process. In managing Global Equity Investments according to the Investment Manager’s bottom-up (securities-based) approach to security selection, the portfolio management team focuses on finding undervalued equities across all sectors and countries and does not set target exposures at the sector or country level.

Consideration is given to sector and industry commitments as part of the Investment Manager’s risk-monitoring mechanism, and the portfolio management team draws upon the expertise of the Investment Manager’s Global Risk Management team. While there are no strict sector or country limits, sector and country weights are monitored using the MSCI All Country World® Index as a guide.

The investment team seeks to mitigate the risks inherent in local market investments (i.e., foreign exchange risk; convertibility risk; interest rate risk; credit risk/spread duration; counterparty risk; settlement, banking sector, and sub-custodian risk; and liquidity risk) through the use of alternatives to local corporate debt or treasury bills. The Investment Manager seeks to quantify the sub-component risks and access the market through structured products, and to avoid risks that it believes are not adequately compensated by the investment.

Currency Investments. Currency Investments consist of investments in emerging market currencies (using forward currency contracts or other instruments whose value is derived from the performance of an underlying emerging market currency), and debt obligations denominated in local emerging market currencies that span the Middle East/Africa, Asia, Eastern Europe/Commonwealth of Independent States/Baltics and Latin America.

Lazard Global Total Return and Income Fund, Inc.

Investment Objective and

Principal Investment Strategies (unaudited) (continued)

The Investment Manager applies the discipline of bottom-up investment selection and diversification to local emerging markets currency in selecting Currency Investments. To construct a portfolio of Currency Investments, the Investment Manager begins with an equal-weighted portfolio of approximately 50 countries which serves as the Investment Manager’s baseline allocation. From the equal-weighted portfolio, the investment team implements its active views by over- or under-weighting individual countries within a diversified framework of approximately 20 to 30 countries.

The Investment Manager modestly overweights or underweights certain countries relative to the baseline allocation based on such factors as a country’s macroeconomic fundamentals, political stability, interest rate level and anticipated sustainability of currency policy. Of the approximately 50 countries in the baseline allocation, the Fund currently intends to have a portfolio of approximately 20 to 30 countries. The maximum exposure to any one country is 10% of Currency Investments, and the Investment Manager hedges currency exposure so that the maximum exposure to any one currency is 8% of Currency Investments (in each case, determined at the time of each investment).

The average duration and maturity of Currency Investments is targeted to remain under one year. However, the Fund may invest in securities with longer durations or maturities in particular countries when the Investment Manager believes domestic yield curves are favorable.

The Investment Manager believes issue size is particularly important for local corporate issues. Issue size, quality and liquidity are all factors that are taken into consideration in judging the value of a security, but the Investment Manager does not apply arbitrary cut-off levels to exclude securities from consideration. The Investment Manager follows a systematic process to search for undervalued opportunities within each sector. The Investment Manager’s valuation analysis includes credit research and consideration of prepayment/call options, maturity, duration and coupon and currency and country risks.

The Investment Manager limits Currency Investments positions to a maximum of 10% in local issues and 2% in emerging markets corporate debt (in each case, determined at the time of each investment).

Short-term trading will not be used as a primary strategy in making Currency Investments, however, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund, which, when distributed to stockholders, will be taxable as ordinary income.

Lazard Global Total Return and Income Fund, Inc.

Investment Objective and

Principal Investment Strategies (unaudited) (continued)

Allocation of Assets to Global Equity Investments and Currency Investments. The Investment Manager seeks to invest substantially all of the Fund’s Net Assets in Global Equity Investments. The Investment Manager also seeks to obtain exposure to emerging market currencies by investing in Currency Investments, but limits such investments to 33⅓% or less of the Fund’s Total Leveraged Assets. The Investment Manager will generally evaluate the allocation of Fund assets between Global Equity Investments and Currency Investments at least monthly. It is therefore possible that the Fund’s allocation to Currency Investments will, at times, exceed 33⅓% of Total Leveraged Assets.

The Investment Manager determines the amount of the Fund’s investment exposure to Currency Investments using a variety of factors, including the estimated current dividend yield of Global Equity Investments and the estimated current income and anticipated short-term gains associated with Currency Investments, as well as economic and market conditions in the relevant emerging markets that may affect the future income or gain potential. Although Currency Investments primarily consists of forward currency contracts, the Investment Manager may, in its discretion, reduce Global Equity Investments (but to no less than 80% of the Fund’s Net Assets) and allocate Fund assets to make Currency Investments with other instruments or debt obligations. The Investment Manager also may use Borrowings to invest in such other instruments and debt obligations.

The Investment Manager’s decision to reduce Global Equity Investments to use forward currency contracts or to make investments using Borrowings will be made based on the potential impact on current Global Equity Investments, the availability of attractive Currency Investments and the costs of Borrowings. Currency Investments increase the risks of investing in the Fund.

Cash Management. The Investment Manager does not generally use cash as an investment for temporary defensive purposes, as it intends generally that substantially all of the Fund’s Net Assets will be invested in Global Equity Investments and Currency Investments at all times. However, the Fund’s assets may be invested in money market instruments pending investment in Global Equity Investments or in anticipation of the payment of distributions or to pay Fund expenses.

Financial Leverage. The Fund uses leverage to invest Fund assets in Currency Investments, primarily using Currency Commitments and Borrowings, up to an aggregate of 33⅓% of the Fund’s Total Leveraged Assets. Any Borrowings will have seniority over the Fund’s common stock. It is possible that, following the incurrence of Financial Leverage, the assets of the Fund will decline in value due to market conditions such that this 33⅓% threshold will be exceeded. In that case, leverage risk will increase.

Although Financial Leverage frequently is at or near 33⅓% of the Fund’s Total Leveraged Assets, the amount and composition of Financial Leverage outstanding will vary depending on a number of factors, including economic and market conditions in the relevant currency markets, the availability of relatively attractive Currency

Lazard Global Total Return and Income Fund, Inc.

Investment Objective and

Principal Investment Strategies (unaudited) (concluded)

Investments not requiring Currency Commitments or Borrowings, and the costs that the Fund would incur as a result of Borrowings. The Investment Manager’s fee for investment management services is calculated on the basis of the Fund’s Total Leveraged Assets. The fee paid to the Investment Manager for investment management services is higher when the Fund uses leverage because the fee paid will be calculated on the basis of the Fund’s assets including the leverage.

There is no assurance that any leverage strategy the Fund employs will be successful. See “Leverage Risk” below in Principal Risk Factors.

The use of leverage generally causes greater changes in the Fund’s net asset value and market price than comparable portfolios without leverage. In a declining market, leverage may cause a greater decline in the net asset value and market price per share of common stock of the Fund than if the Fund were not leveraged. Currency Commitments, while not necessitating Borrowings, have the economic effect of leverage by Borrowing because they create investment exposure greater than the Fund’s Net Assets (similar to Borrowings), although the Fund currently manages Currency Commitments so that they are not considered to constitute “senior securities” (leverage) under the 1940 Act. The interest rate on Borrowings currently is based on floating short-term rates, but, in the future, may be at a fixed rate. So long as the rate of return, net of applicable Fund expenses, on the Fund’s portfolio investments exceeds the then current interest rate on any Borrowings, excess return on the proceeds of Borrowings can be used to pay distributions to holders of the Fund’s common stock.

Borrowings. Under the 1940 Act, the Fund generally is not permitted to borrow unless, immediately after the Borrowing, the value of the Fund’s Net Assets plus Borrowings, less liabilities other than the principal amount represented by Borrowings is at least 300% of such principal amount (i.e., Borrowings are limited to approximately 33⅓% of the Fund’s Total Leveraged Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common stock unless, at the time of such declaration, the value of the Fund’s Net Assets plus Borrowings, less liabilities other than the principal amount represented by Borrowings, is at least 300% of such principal amount.

In addition, the Fund may be subject to certain restrictions on Borrowings imposed by a lender that may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund under its investment policies or restrictions or by the 1940 Act. It is not anticipated that these restrictions will impede the Investment Manager from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Lazard Global Total Return and Income Fund, Inc.

Principal Risk Factors

(unaudited)

Principal Risks of Investing in the Fund

Investment and Market Risk

An investment in the Fund’s common stock is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common stock represents an indirect investment in the Fund’s portfolio investments. Their value, like other market investments, may move up or down, sometimes rapidly and unpredictably.

Your common stock, at any point in time, may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund’s investment strategy includes purchasing investments that have embedded financial leverage, such as forward currency contracts, which magnifies the risk that you may lose money.

The Fund may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, the Fund’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative impact on global economic and market conditions. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long the effects of such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may be expected to impact the Fund and its investments.

Leverage Risk

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of common stock and, with respect to Borrowings, the possibility either that the Fund’s return will fall if the interest rate on any Borrowings rises, or that income

Lazard Global Total Return and Income Fund, Inc.

Principal Risk Factors

(unaudited) (continued)

will fluctuate because the interest rate of Borrowings varies. The Fund will pay any costs and expenses relating to any Borrowings.

So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage, together with other related expenses, the effect of the leverage causes the Fund to realize higher net return than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to stockholders is reduced, and if the then-current cost of any leverage were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return than if the Fund were not so leveraged. There can be no assurance that any leverage strategy the Fund employs will be successful.

If the market value of the Fund’s Currency Investments declines, the leverage will result in a greater decrease in net asset value, or a lower increase in net asset value, than if the Fund were not leveraged. A greater net asset value decrease also may be expected to cause a greater decline in the market price for the Fund’s common stock. To the extent that the Fund is required or elects to prepay any Borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and reduce returns.

Investment Manager Fee Conflict Risk

The fee paid to the Investment Manager is higher when the Investment Manager uses Financial Leverage to make Currency Investments, rather than by reducing the percentage of Net Assets invested in Global Equity Investments for the purposes of making Currency Investments. Assuming Financial Leverage in the amount of 33⅓% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.28% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in Global Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in Global Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency

Lazard Global Total Return and Income Fund, Inc.

Principal Risk Factors

(unaudited) (continued)

involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee is the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

Principal Risks of Global Equity Investments

Non-US Investments Risk

Investments in securities of non-US issuers involve special risks, including the following: (i) less publicly available information about non-US issuers or markets because of less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-US markets are smaller, less liquid and more volatile, meaning that, in a changing market, the Investment Manager may not be able to sell the Fund’s portfolio holdings at times, in amounts and at prices it considers reasonable; (iii) the economies of non-US countries may grow at slower rates than expected or may experience a downturn or recession; (iv) the impact of economic, political, social or diplomatic events, especially in less stable markets; and (v) greater risk of expropriation, confiscatory taxation and nationalization. Withholding and other non-US taxes may decrease the Fund’s return. Many of these risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region.

Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-US economies may have less favorable rates of growth of GDP, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Unanticipated economic, political and social developments also may affect the values of the Fund’s investments and the availability to the Fund of additional investments in such countries. Furthermore, such developments may disrupt significantly the financial markets or interfere with the Fund’s ability to enforce its rights against non-US issuers.

Additionally, certain non-US markets may rely heavily on particular industries and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures.

Common Stock Risk

Although common stocks historically have generated higher average returns than fixed income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the local stock market, and perhaps

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Principal Risk Factors

(unaudited) (continued)

global stock markets, and a drop in these markets may depress the price of common stocks held by the Fund. The Fund intends that the common stocks in which it invests will primarily be relative value stocks. These stocks are common shares of companies that sell at low valuation levels relative to their earnings, revenues, assets, cash flows or other definable measures. Such companies may have experienced adverse business or industry developments or may be subject to special risks that have caused the common shares to be out of favor and, in the Investment Manager’s opinion, undervalued. If the Investment Manager’s assessment of a company’s prospects is wrong, the price of its common stock may fall, or may not approach the value that the Investment Manager has placed on it.

Value Investing Risk

The Fund generally invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Fund invests may respond differently to market and other developments than other types of stocks.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Focused Investing Risk

The Fund invests in a smaller number of issuers than other, more diversified investment portfolios. As a result, the value of Global Equity Investments may be relatively more susceptible to adverse effects from any single corporate, economic, market, political or regulatory occurrence than if the Fund’s portfolio of Global Equity Investments consisted of a larger number of securities.

Principal Risks of Currency Investments

Emerging Markets Risk

Currency Investments are executed in countries considered to be emerging markets, and investments in emerging markets are particularly speculative. Currency Investments may include, in addition to forward currency contracts (or instruments whose value is derived from the performance of an underlying emerging market currency), debt obligations denominated in emerging markets currencies (including sovereign and corporate debt securities). Currency Investments entail the general risks of investing in non-US issuers to a heightened degree.

Lazard Global Total Return and Income Fund, Inc.

Principal Risk Factors

(unaudited) (continued)

Particular risks of investing in emerging markets, in addition to those listed above include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; less protection of property rights; and possible seizure of a company’s assets. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. In addition, foreign investors may be required to register the proceeds of sales. Future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, all of which may adversely affect currencies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and financial markets of certain emerging market countries. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years.

Foreign investment in certain emerging markets is restricted or controlled to varying degrees, which may at times limit or preclude foreign investment in certain emerging markets. Certain emerging market countries require government approval prior to investments in a particular issuer by foreign persons, limit the amount of investment by foreign persons in a particular issuers, limit the investment by foreign persons only to a specific class of securities of issuers that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. In addition, if a deterioration occurs in an emerging market country’s balance of payments, the country could impose temporary restrictions on investments. Certain emerging market countries may also restrict investment opportunities in industries deemed important to national interests. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Currency Risks

Fluctuation and Devaluation Risk. Currency Investments generally are denominated in the currency of an emerging market country. Accordingly, your investment in Fund common stock, as measured in US dollars, may change significantly when the values of the emerging market local currencies change relative to the US dollar, thereby subjecting investors to currency risks. The currencies of emerging market countries may experience significant declines against the US dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Other risks include the dependence on the Investment Manager’s ability to predict movements in exchange rates and imperfect correlations between movements in exchange rates. The Fund also may conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Fund will incur costs in connection with conversions between various currencies.

Lazard Global Total Return and Income Fund, Inc.

Principal Risk Factors

(unaudited) (continued)

Repatriation and Currency Conversion Risks. Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. The monetary authorities of an emerging market country may block the repatriation for any reason, including the unavailability of foreign currency and war. Currency Investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. If the Fund were not able to convert a currency into US dollars, the Fund would continue to hold the currency in some form until the inconvertibility situation changed or a purchaser for the currency is found.

Devaluation Versus Basket Risk. In certain countries the central bank manages the currency rate against a basket of one or more developed market currencies such as the Euro, Japanese Yen and others. In some of these countries, the Fund may employ a strategy seeking to limit exposure to the major currencies while retaining exposure to the local currency (i.e., investing (a “long” position) in the emerging market currency while selling (a “short” position) the basket constituents). In such a situation, the Fund’s strategy could fail if the emerging market country changed the announced or implied components of the currency basket against which the Fund has hedged its exposure or if the Investment Manager’s strategy to limit exposure to the major currencies is not successful.

Derivatives and Hedging Risk

Derivatives and other similar transactions, including those entered into for hedging purposes (i.e., seeking to protect Fund investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts, writing or purchasing over-the-counter options on securities (including options on exchange-traded funds and exchange-traded notes), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which the Fund may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on the Fund’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset.

Forward currency contracts, and certain other instruments whose value is derived from the performance of an underlying emerging market currency, are highly volatile, and a relatively small price movement in these instruments may result in substantial losses to the Fund. These instruments may entail investment exposures that are greater than their

Lazard Global Total Return and Income Fund, Inc.

Principal Risk Factors

(unaudited) (continued)

costs would suggest, meaning that a small investment in such an instrument could have a large potential impact on the Fund’s performance, lowering the Fund’s return or resulting in a loss. The market for these instruments is, or suddenly can become, illiquid, which may cause the price of an instrument to rapidly and unpredictably change.

Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause the Fund to experience losses greater than if the Fund had not engaged in such transactions.

When the Portfolio enters into derivatives transactions, it may be required to post margin and make settlement payments while the positions are open, and the Portfolio may have to sell a security at a disadvantageous time or price to meet such obligations. Derivatives transactions also are subject to operational risk (including from documentation issues, settlement issues, systems failures, inadequate controls, and human error) and legal risk (including risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract).

Fixed Income Risk

Currency Investments may include debt investments denominated in emerging market currencies. As such, an investment in the Fund is subject to the general risks associated with fixed income investing, such as interest rate risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Interest Rate Risk. Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of the Fund’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity, and, as a result, the Fund may have to liquidate portfolio holdings at disadvantageous prices. The Fund may be subject to heightened interest rate risk because the Federal Reserve has raised, and may continue to raise, interest rates.

Lazard Global Total Return and Income Fund, Inc.

Principal Risk Factors

(unaudited) (continued)

Credit Risk. Credit or default risk is the risk that a Fund portfolio investment will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial status. Such credit risk is generally greater for issuers of below investment grade securities.

Sovereign Debt Securities Risk. Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the emerging market countries that issue the securities. Many of these countries are also characterized by political uncertainty or instability. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries in which the Fund intends to invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment.

Sovereign obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.

Corporate Debt Securities Risk. The market values of these securities are sensitive to individual corporate developments and changes in economic conditions. Emerging market issuers may be highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired, resulting in a higher risk of default.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by the Fund are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Fund may have to reinvest the proceeds in an investment offering a lower yield (and the Fund may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

High Yield, Lower Quality Securities Risk. Currency Investments may include high yield, lower quality securities (sometimes referred to as “junk bonds”). The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets. High yield, lower quality securities are considered speculative and, compared to certain lower yielding, higher quality securities, tend to have more volatile prices and increased price sensitivity to

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Principal Risk Factors

(unaudited) (continued)

changing interest rates and to adverse economic and business developments, greater risk of loss due to default or declining credit quality, greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments, and greater susceptibility to negative market sentiments leading to depressed prices and decrease in liquidity.

The market values of lower quality securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher quality securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher quality securities because medium and lower quality securities generally are unsecured and subordinated to senior debt.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in shares of the Fund’s common stock. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Other Risks of Currency Investments

Risk of Hedging Developed Market Currency Exposure

Currency Investments may include derivatives or other transactions employed for purposes of hedging exposure to certain developed market currencies embedded in emerging market currencies. There may be an imperfect correlation between the Fund’s portfolio holdings and such derivatives, which may prevent the Fund from achieving the intended consequences of the applicable transaction or expose the Fund to risk of loss. Further, the Fund’s use of derivatives or other transactions involves costs and are subject to the Investment Manager’s ability to predict correctly changes in the relationships of the relevant positions. No assurance can be given that the Investment Manager’s judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund than if the Fund had not engaged in any hedging transactions. In addition, no assurance can be given that appropriate hedging instruments will be available or that the Fund will enter into hedging transactions at times or under circumstances in which it would be advisable to do so. Hedging certain developed market currency exposure is different from typical “hedging” strategies in that it seeks to isolate emerging market currency exposure from embedded developed market currencies.

Lazard Global Total Return and Income Fund, Inc.

Principal Risk Factors

(unaudited) (continued)

Counterparty Risk

Currency Investments may be acquired in the “over-the-counter” or “interdealer” markets, where participants typically are not subject to credit evaluation and regulatory oversight as are members of “exchange-based” markets. In the absence of a regulated market to facilitate settlement, the Fund is subject to the risk that a counterparty will not settle a transaction (such as a forward currency contract or other derivative transaction) in accordance with its terms and conditions because of a dispute over the terms of contract or because of a credit or liquidity problem. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Reinvestment Risk

Reinvestment risk is the risk that returns from Currency Investments will decline if and when Currency Investments are made from investment disposition proceeds at market interest rates that are below the current earning rate of Currency Investments, or otherwise when proceeds cannot be used to enter into transactions on terms as favorable as those on which the disposed assets previously were held. A decline in income could affect the price of the Fund’s common stock or the Fund’s overall returns.

Liquidity Risk

A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and, as a result, the Fund may have to liquidate portfolio holdings at disadvantageous prices. During periods of reduced market liquidity, the Fund may not be able to readily sell debt securities and other investments at prices at or near their perceived value. Economic and other developments can adversely affect debt securities and other markets.

Other Risks of Investing in the Fund

Fund Distribution Risk

Pursuant to the Fund’s distribution policy, the Fund intends to make regular distributions on its shares of common stock. To the extent the total monthly distributions for a year exceed the Fund’s net investment income and net realized capital gain, the excess will generally be treated as a return of capital up to the amount of a stockholder’s tax basis in the Fund’s common stock. Any distributions which constitute a return of capital will reduce a stockholder’s tax basis in the Fund’s common stock, thereby increasing such stockholder’s potential gain or reducing potential loss on the sale of the Fund’s common stock. In addition, such excess distributions will decrease the Fund’s assets and may increase the Fund’s expense ratio. To make such distributions, the Fund

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Principal Risk Factors

(unaudited) (continued)

may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. Any amounts distributed to a stockholder in excess of the stockholder’s basis in the Fund’s common stock will generally be taxable to the stockholder as capital gain.

Market Discount from Net Asset Value

Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Whether investors will realize gains or losses upon the sale of the Fund’s common stock will depend not upon the Fund’s net asset value but entirely upon whether the market price of the Fund’s common stock at the time of sale is above or below the investor’s purchase price for the Fund’s common stock. Because the market price of the Fund’s common stock will be determined by factors such as relative supply of and demand for the Fund’s common stock in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Fund’s common stock will trade at, below or above net asset value or at, below or above the price at which an investor bought his or her shares of the Fund’s common stock. The Fund’s common stock is designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Price Risk

For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the value of the securities or currencies in which the Fund invests may decline substantially. In particular, purchasing assets or currencies at what may appear to be “undervalued” levels is no guarantee that these assets or currencies will not be trading at even more “undervalued” levels at the time of valuation or at the time of sale.

Cybersecurity Risk

The Fund and its service providers are susceptible to operational and information security and related risks of cybersecurity incidents. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity incidents affecting the Investment Manager, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with the Fund’s ability to calculate its net asset value; impediments to trading for the Fund’s portfolio managers; the inability of Fund stockholders to transact in shares of the Fund’s common stock; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse

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Principal Risk Factors

(unaudited) (continued)

consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

Anti-Takeover Provisions

The Fund’s charter includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Fund’s stockholders of opportunities to sell their common stock at a premium over the then current market price of the Fund’s common stock.

Tax Risk

The Fund has elected to be treated, and intends to operate in a manner so as to continuously qualify annually thereafter, as a Regulated Investment Company (“RIC”) for US federal income tax purposes. As a RIC, the Fund generally will not pay corporate-level US federal income taxes on any net ordinary income or capital gains that the Fund timely distributes (or is deemed to timely distribute) to its stockholders as dividends. Instead, dividends the Fund distributes (or is deemed to timely distribute) generally will be taxable to the holders of the Fund’s common stock, and any net operating losses and many other tax attributes generally will not pass through to the holders of the Fund’s common stock. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to its shareholders, for each taxable year, at least 90% of its investment company taxable income (determined without regard to the dividends paid deduction) (the “Annual Distribution Requirement”) for any taxable year. The following discussion assumes that the Fund qualifies as a RIC.

If the Fund (1) qualifies as a RIC and (2) satisfies the Annual Distribution Requirement, then the Fund will not be subject to US federal income tax on the portion of its net taxable income that the Fund timely distributes (or is deemed to timely distribute) to shareholders. The Fund will be subject to US federal income tax at regular corporate rates on any income or capital gains not distributed (or deemed distributed) to its shareholders.

If the Fund fails to distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (to the extent that income tax was not imposed on such amounts) less certain over-distributions in prior years (together, the “Excise Tax Distribution Requirements”),

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Principal Risk Factors

(unaudited) (concluded)

the Fund will be liable for a 4% nondeductible excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid).

In order to qualify as a RIC for US federal income tax purposes under Subchapter M of the Code, the Fund must, among other things:

•	derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to its business of investing in such stock or securities or foreign currencies (the “90% Gross Income Test”); and

•	diversify its holdings so that at the end of each quarter of the taxable year:

o	it ensures that at least 50% of the value of its assets consists of cash, cash equivalents, US government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of the issuer; and

o	it ensures that no more than 25% of the value of its assets is invested in the securities, other than US government securities or securities of other RICs, of one issuer, or of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (“QPTPs”) (the “Diversification Tests”).

In general, for purposes of the 90% Gross Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by a RIC. However, as noted above, 100% of the net income derived from an interest in a QPTP is qualifying income for purposes of the 90% Gross Income Test. Although income from a QPTP is qualifying income for purposes of the 90% Gross Income Test, investment in QPTPs cannot exceed 25% of the Fund’s assets.

Lazard Global Total Return and Income Fund, Inc.

Recent Changes

(unaudited)

The following information in this annual report is a summary of certain changes since December 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the Fund.

Change to Principal Risk Factors

The Fund has updated its derivative risk factor to reflect the risks associated with new Rule 18f-4 under the 1940 Act.

Other

During the year ended December 31, 2022, except as noted above, there were: (i) no material changes in the fund’s investment objectives or policies that have not been approved by shareholders, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund that have not been approved by shareholders, (iii) no material changes to the principal risk factors associated with investment in the fund, and (iv) no change in the persons primarily responsible for the day-to-day management of the fund’s portfolio.

Lazard Global Total Return and Income Fund, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210-1641

Transfer Agent, Registrar and Dividend Disbursing Agent

Computershare

P.O. Box 43006

Providence RI 02940-3078

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036-6797

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com

This report is intended only for the information of stockholders of Lazard Global Total Return and Income Fund, Inc.

Performance information as of the most recent month end is available online at www. lazardassetmanagement.com.

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “CEO/CFO Code of Ethics”). The Registrant has posted its CEO/CFO Code of Ethics on its Internet website at https://www.lazardassetmanagement.com/codeofethics.”

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors (the “Board”) has determined that Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $45,145 in 2021 and $39,201 in 2022 (plus expenses in each case).

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services provided by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”) and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”) that were reasonably related to the performance of the annual audit of the Service Affiliate which required pre-approval by the Audit Committee were $305,330 in 2021 and $368,560 in 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $8,237 in 2021 and $8,503 in 2022. These Tax Services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. Additionally, the aggregate fees billed related to European Union tax reclaim filing services rendered by the Auditor were $14,708 in 2021 and $0 in 2022.

The aggregate fees billed in the Reporting Periods for Tax Services provided by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2021 and $0 in 2022.

(d) All Other Fees. There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above.

There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above, which required pre-approval by the Audit Committee.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures (the “Policy”) for pre-approval of the Auditor’s engagements for services to the Registrant and Service Affiliates. The Policy states that the Registrant’s Audit Committee or the Chair of the Audit Committee (pursuant to delegated authority from the Audit Committee) pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. The Audit Committee Chair must report any pre-approval decisions he or she makes at the next scheduled Audit Committee meeting. There were no services provided by the Auditor to either the Registrant or Service Affiliates that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and Service Affiliates for the Reporting Periods were $1,165,322 in 2021 and $1,305,761 in 2022.

(h) Auditor Independence. The Audit Committee considered whether provision of non-audit services to Service Affiliates that were not required to be pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of whom is not an “interested person” (as defined in the Investment Company Act of 1940) of the Registrant (“Independent Directors”):

Nancy A. Eckl, Audit Committee Chair

Franci J. Blassberg

Kenneth S. Davidson

Trevor W. Morrison

Richard Reiss, Jr.

Robert M. Solmson

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated voting of proxies in respect of portfolio holdings to Lazard, to vote the Registrant’s proxies in accordance with Lazard’s proxy voting policy and guidelines (the “Voting Guidelines”) that provide as follows:

• Lazard votes proxies in the best interests of its clients.

• Unless Lazard’s Proxy Committee otherwise determines, Lazard votes proxies in a manner consistent with the Voting Guidelines.

• To avoid conflicts of interest, Lazard votes proxies where a material conflict has been deemed to exist in accordance with specific proxy voting guidelines regarding various standard proxy proposals (“Approved Guidelines”) or, if the Approved Guideline is to vote case-by-case, in accordance with the majority recommendation of the independent proxy services to which Lazard subscribes.

• Lazard also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client’s overall best interests not to vote.

The Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, Lazard generally will:

• vote as recommended by management in routine election or re-election of directors;

• favor programs intended to reward management and employees for positive, long-term performance, evaluating whether Lazard believes, under the circumstances, that the level of compensation is appropriate or excessive; and

• vote against anti-takeover measures, such as adopting supermajority voting requirements, shareholder rights plans and fair price provision.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Principal Portfolio Managers

As of the date of the filing of this Report on Form N-CSR, the following persons are responsible for the management of the Registrant’s portfolio:

James Donald is responsible for allocation of the Registrant’s assets between Global Equity Investments and Currency Investments (each, as defined in the notes to the Registrant’s annual report to shareholders contained in Item 1) and overall management of the Registrant’s portfolio.

Global Equity Investments and Currency Investments are each managed on a team basis, with each member of the team involved at all levels of the investment process.

Mr. Donald, a Managing Director of Lazard, is a portfolio manager/analyst on Lazard’s Emerging Markets Equity team and Head of the Emerging Markets Group. Prior to joining Lazard in 1996, Mr. Donald was a portfolio manager with Mercury Asset Management. Mr. Donald is a CFA Charterholder.

Global Equity Investments. Louis Florentin-Lee and Barnaby Wilson are jointly responsible for investing the Registrant’s assets allocated to Global Equity Investments.

Mr. Florentin-Lee, a Managing Director of Lazard, is a portfolio manager/analyst on various of Lazard’s Global Equity teams. Mr. Florentin-Lee joined Lazard in 2004, and has been working in the investment field since 1996.

Mr. Wilson, a Managing Director of Lazard, is a portfolio manager/analyst on various of Lazard’s Global Equity teams. Prior to joining Lazard in 1999, Mr. Wilson worked for Orbitex Investments. He began working in the investment field in 1998, and is a CFA Charterholder.

Currency Investments. Ganesh Ramachandran is responsible for investment of the Registrant’s assets allocated to Currency Investments.

Mr. Ramachandran, a Managing Director of Lazard, is a portfolio manager/analyst on Lazard’s Emerging Markets Income team, joined the team in 2001. Mr. Ramachandran began working in the investment field in 1997 when he joined Lazard.

Portfolio Management

Team Management. Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Registrant may invest or that may pursue a strategy similar to the Registrant’s component strategies (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Registrant is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities, as described below). In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Registrant and Similar Accounts, including the following:

1. Similar Accounts may have investment objectives, strategies and risks that differ from those of the Registrant. In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Registrant and the corresponding Similar Accounts, and the performance of securities purchased for the Registrant may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

2. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Registrant, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Registrant. As illustrated in the table below, most of the portfolio managers manage a significant number of Similar Accounts (10 or more) in addition to the Registrant.

4. Generally, Lazard and/or some or all of the Registrant’s portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Registrant or may invest more significantly in a Similar Account.

5. The portfolio managers noted in footnote (#) to the table below manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Registrant.

6. The Registrant’s portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Registrant, which could have the potential to adversely impact the Registrant, depending on market conditions. In addition, if the Registrant’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Registrant’s and such Similar Accounts’ investments in the issuer. If Lazard sells securities short, including on behalf of a registered investment company, it may be seen as harmful to the performance of any Similar Accounts or other client accounts investing “long” in the same or similar securities whose market values fall as a result of short-selling activities.

7. Investment decisions for the Registrant are made independently from those of Similar Accounts. If, however, Similar Accounts desire to invest in, or dispose of, the same securities as the Registrant, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Registrant or the price paid or received by the Registrant.

8. Under Lazard’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), Lazard will generally allocate Limited Offering shares among client accounts, including the Registrant, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for Lazard to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

In some cases, Lazard may seek to limit the number of overlapping investments by the Registrant and Similar Accounts (securities of an issuer held in more than one Similar Account) or may choose different securities for the Registrant and Similar Accounts that employ similar investment strategies so that shareholders invested in the Registrant and such Similar Accounts may achieve a more diverse investment experience. In such cases, the Registrant may be disadvantaged by Lazard’s decision to purchase or maintain an investment in the Registrant to the exclusion of one or more Similar Accounts (including a decision to sell the investment in the Registrant so that it may be purchased by a Similar Account).

Lazard and its affiliates and others involved in the management, investment activities, business operations or distribution of the Registrant or its shares, as applicable, are engaged in businesses and have interests other than that of managing the Registrant. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Registrant or the Registrant’s service providers, which may cause conflicts that could disadvantage the Registrant.

Accounts Managed by the Portfolio Managers. The chart below includes information regarding the members of the portfolio management team responsible for managing the Registrant. Specifically, it shows the number of portfolios and assets managed by management teams of which each of the Registrant’s portfolio managers is a member. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

Portfolio Manager	Registered Investment Companies($*)#	Other Pooled Investment Vehicles ($*)#	Other Accounts($*)#,+
James M. Donald	13 (8.8 billion)	15 (3.7 billion)	81 (9.4 billion)
Louis Florentin-Lee	12 (26.3 billion)	14 (3.1 billion)	107 (6.8 billion)
Ganesh Ramachandran	11 (3.8 billion)	14 (3.2 billion)	33 (5.6 billion)
Barnaby Wilson	7 (858.6 million)	13 (3.0 billion)	40 (3.6 billion)

* Total assets in accounts as of December 31, 2022.

# The following portfolio managers manage accounts with respect to which the advisory fee is based on the performance of the account:

(1) Mr. Donald manages four other accounts and one registered investment company with assets under management of approximately $774.9 million and $4.9 billion, respectively.

(2) Mr. Florentin-Lee manages two registered investment companies with assets under management of approximately $18.9 billion.

(3) Mr. Ramachandran manages two other accounts with assets under management of approximately $656.7 million.

Compensation for Portfolio Managers

Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Registrant may invest or pursue a strategy similar to one of the Registrant’s component strategies. Portfolio managers responsible for managing the Registrant may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

During the fiscal year covered by this Report on Form N-CSR, Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted fund interests. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark generally as set forth in the prospectus or other governing document over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain portfolios or investment products (e.g., employees’ securities companies, non-US mutual funds or UCITS) that pursue substantially identical investment strategies as the Registrant (“Other Accounts”), in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

Ownership of Registrant Securities

As of December 31, 2022, the portfolio managers of the Registrant owned beneficially interests in the Registrant and Other Accounts as noted below.

Portfolio Manager	Market Value of Registrant Shares*	Market Value of Other Account Shares*	Aggregate Market Value in Strategy
James M. Donald	$100,001-$500,000	None	$100,001-$500,000
Ganesh Ramachandran	$10,001-$50,000	None	$10,001-$50,000
Louis Florentin-Lee	None	None	None
Barnaby Wilson	None	None	None

* A portion of Registrant or Other Account shares shown as owned by a portfolio manager may consist of shares the portfolio manager has purchased under the deferred compensation arrangement described above under “Compensation for Portfolio Managers.”

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report. A description of these procedures can be found in the proxy statement for the Registrant’s most recent shareholder meeting, which is available at www.sec.gov.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(2) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Global Total Return and Income Fund, Inc.

By /s/ Nathan A. Paul

Nathan A. Paul

Chief Executive Officer

Date: February 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Nathan A. Paul

Nathan A. Paul

Chief Executive Officer

Date: February 27, 2023

By /s/ Christopher Snively

Christopher Snively

Chief Financial Officer

Date: February 27, 2023